UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012 (November 6, 2012)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement for Certain Officers.

On November 6, 2012, the Compensation and Organization Committee of the Board of Directors of The Scotts Miracle-Gro Company (the “Company”) approved discretionary cash bonus payments to each of the Company's named executive officers set forth below in recognition of each such individual's performance in fiscal year 2012. The cash bonuses will be paid in a lump sum in December 2012.

Name	Title	Amount
James Hagedorn	Chief Executive Officer and Chairman of the Board	$220,000
Barry W. Sanders	President and Chief Operating Officer	$96,000
David C. Evans	Chief Financial Officer & Executive Vice President, Strategy and Business Development	$64,350
Vincent C. Brockman	Executive Vice President, General Counsel and Corporate Secretary and Chief Ethics & Compliance Officer	$57,062
Denise S. Stump	Executive Vice President, Global Human Resources	$42,212

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: November 13, 2012	By: /s/ Vincent C. Brockman
Printed Name: Vincent C. Brockman
Title: Executive Vice President, General Counsel and Corporate Secretary